UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Streamline Health Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STREAMLINE HEALTH SOLUTIONS, INC.

2400 Old Milton Pkwy., Box 1353

Alpharetta, GA 30009

August 19, 2024

Dear Fellow Stockholder,

On behalf of the board of directors (the “Board”), I cordially invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Streamline Health Solutions, Inc. (the “Company”), which will be held on September 19, 2024, commencing at 10:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, conducted via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting http://meetnow.global/MDM6YWT at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Special Meeting.

At the Special Meeting, our stockholders will consider and act upon (1) approval of an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of any whole number between 1-for-5 and 1-for-15, at any time prior to October 4, 2024, with the exact ratio to be set within that range at the discretion of the Board, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”), and (2) approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Reverse Stock Split Proposal.

Your vote on the business to be considered at the Special Meeting is important, regardless of the number of shares you own. To ensure your representation at the Special Meeting, you are urged to vote by proxy via the Internet or telephone pursuant to the instructions provided in the enclosed proxy card; or by completing, dating, signing and returning the enclosed proxy card.

The Notice of Special Meeting of Stockholders and Proxy Statement contain information about the official business of the Special Meeting. Whether or not you expect to attend, please vote your shares now. The Notice of Special Meeting of Stockholders and Proxy Statement are also available at http://www.envisionreports.com/STRM-SPC for registered stockholders of the Company and at www.edocumentview.com/STRM-SPC for beneficial stockholders of the Company and the general public.

Regards,

Wyche T. “Tee” Green, III
Chairman of the Board

STREAMLINE HEALTH SOLUTIONS, INC.

2400 Old Milton Pkwy, Box 1353

Alpharetta, GA 30009

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2024

To the Stockholders of Streamline Health Solutions, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of Streamline Health Solutions, Inc. (the “Company”) will be held on September 19, 2024, at 10:00 a.m., Eastern Time, at http://meetnow.global/MDM6YWT, for the following purposes:

1.

PROPOSAL 1—To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of any whole number between 1-for-5 and 1-for-15, at any time prior to October 4, 2024, with the exact ratio to be set within that range at the discretion of the Board, without further approval or authorization of the Company’s stockholders; and

2.

PROPOSAL 2—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. Consideration of any other business properly brought before the Special Meeting or any adjournments thereof.

   Only stockholders of record at the close of business on August 9, 2024, will be entitled to notice of, and to vote at, the Special Meeting of Stockholders and any adjournment thereof.

By Order of the Board of Directors,

Bryant J. Reeves, III
Chief Financial Officer

Alpharetta, Georgia

August 19, 2024

A Proxy Statement and proxy card are included herewith. As a stockholder, you are urged to vote. See “General Information—Voting Methods” in the included Proxy Statement for more information on your voting options. It is important that your shares be voted. In order to avoid the additional expense of further solicitation, we ask your cooperation in voting promptly.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 19, 2024.

Our Notice of Special Meeting of Stockholders, Proxy Statement for the Special Meeting of Stockholders and 2023 Annual Report to Stockholders are available at http://www.envisionreports.com/STRM-SPC for registered stockholders of the Company and at www.edocumentview.com/STRM-SPC for beneficial stockholders of the Company and the general public.

STREAMLINE HEALTH SOLUTIONS, INC.

2400 Old Milton Pkwy, Box 1353

Alpharetta, GA 30009

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 19, 2024

GENERAL INFORMATION

Introduction

We are furnishing this Proxy Statement on behalf of the board of directors (the “Board”) of Streamline Health Solutions, Inc., a Delaware corporation, for use at our Special Meeting of Stockholders, or at any adjournments or postponements of the meeting (the “Special Meeting”), for the purposes set forth below and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at http://meetnow.global/MDM6YWT, at 10:00 a.m., Eastern Time, on September 19, 2024.

If you wish to submit a question prior to the Special Meeting, you may do so beginning at 9:30 a.m., Eastern Time, on September 19, 2024, by logging into http://meetnow.global/MDM6YWT and entering your control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at http://meetnow.global/MDM6YWT, type your question into the “Ask a Question” field, and click “Submit.”

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Streamline Health Solutions, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 16, 2024. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Streamline Health Solutions, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

As used in this Proxy Statement, the terms “Streamline,” the “Company,” “we,” “us,” and “our” refer to Streamline Health Solutions, Inc. The term “common stock” means shares of our common stock, par value $0.01 per share.

This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about August 22, 2024. A copy of the 2023 Annual Report to Stockholders, including the Annual Report on Form 10-K for the fiscal year ended January 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed with this Proxy Statement and is also available online at http://www.envisionreports.com/STRM-SPC for registered stockholders of the Company and at www.edocumentview.com/STRM-SPC for beneficial stockholders of the Company and the general public.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on September 19, 2024:

This Proxy Statement and the 2023 Annual Report to Stockholders are available at http://www.envisionreports.com/STRM-SPC for registered stockholders of the Company and at www.edocumentview.com/STRM-SPC for beneficial stockholders of the Company and the general public.

Stockholders Entitled to Notice and to Vote

All holders of record of our common stock at the close of business on August 9, 2024 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting.

At the close of business on the Record Date, we had 63,324,103 shares of common stock outstanding and entitled to vote at the Special Meeting, and no shares of preferred stock outstanding and entitled to vote at the Special Meeting. Holders of common stock are entitled to one vote for each share of our common stock held. Shares of our common stock may not be voted cumulatively.

Quorum

Our bylaws provide that the holders of a majority of all of the shares of our capital stock issued, outstanding, and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Shares that are voted FOR, AGAINST, or ABSTAIN, as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum. In addition, broker-non votes, if any, will be counted towards the quorum requirement.

Distinction between Holding Shares as a Stockholder of Record and as a Beneficial Owner

Some of our stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Special Meeting.

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you are also invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

If you are not a stockholder of record, please understand that we do not know that you are a stockholder, or how many shares you own.

Voting Methods

Stockholders of Record

By Mail. Registered stockholders may vote their shares by signing, dating and mailing the enclosed proxy card using the enclosed postage prepaid envelope. We strongly encourage you, however, to consider using the Internet or telephone voting options described below because these voting methods are faster and less costly than voting by mailing your signed and dated proxy card. If you vote via the Internet or telephone, you do not need to mail your proxy card.

By Internet. Registered stockholders may vote on the Internet at http://www.envisionreports.com/STRM-SPC. Please have your proxy card available when going online and follow the online instructions. Stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees. Internet voting for registered stockholders is available up until 2:00 a.m., Eastern Time, on September 19, 2024, the day of the Special Meeting. The Internet voting procedures are designed to authenticate each stockholder by use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. The control number can be found on the enclosed proxy card.

By Telephone. Registered stockholders also may vote by telephone by calling 1-800-652-8683 (toll-free) and using any touch-tone telephone to transmit their votes up until 2:00 a.m., Eastern Time, on September 19, 2024, the day of the Special Meeting. Please have your proxy card in hand when you call and then follow the instructions. The control number necessary to vote your shares by telephone can be found on the enclosed proxy card.

By Attending the Special Meeting. If you attend the Special Meeting and wish to vote at the Special Meeting, you may vote through https://meetnow.global/MDM6YWT.

Beneficial Owners

If your shares are held of record in the name of a bank, broker or other nominee, you should follow the separate instructions that the nominee provides to you. Although most banks and brokers now offer Internet and telephone voting, availability and specific processes will depend on their voting arrangements.

Voting Requirements

At the Special Meeting, stockholders will consider and act upon (1) approval of an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of any whole number between 1-for-5 and 1-for-15 (the “Reverse Stock Split”), at any time prior to October 4, 2024, with the exact ratio to be set within that range at the discretion of the Board, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”), and (2) approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Reverse Stock Split Proposal (the “Adjournment Proposal”).

With regard to the Reverse Stock Split Proposal, votes may be cast for or against the proposal, or stockholders may abstain from voting on the proposal. Pursuant to our Certificate of Incorporation, the approval of the Reverse Stock Split Proposal requires the affirmative vote of 66-2/3 percent of the outstanding shares of our common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against the Reverse Stock Split Proposal.

With regard to the Adjournment Proposal, votes may be cast for or against the proposal, or stockholders may abstain from voting on the proposal. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Broker non-votes, if any, will not have an effect on the outcome of the Adjournment Proposal.

Treatment of Voting Instructions

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the stockholder of record and provide a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our Board. Our Board recommends voting “FOR” Proposals 1 and 2 and in accordance with the discretion of the named proxies on other matters brought before the Special Meeting.

You may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.

Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal) are considered “routine” matters, and therefore, brokers will have the discretion to vote with respect to Proposal 1 and Proposal 2 even if they do not receive voting instructions from the beneficial owner of the shares.

The persons identified as having the authority to vote the proxies granted by the proxy card will have discretionary authority to vote, to the extent permitted by applicable law, on such other business as may properly come before the Special Meeting and any postponement or adjournment. The Board is not aware of any other matters that are likely to be brought before the Special Meeting. If any other matter is properly presented for action at the Special Meeting, including a proposal to adjourn or postpone the Special Meeting to permit us to solicit additional proxies in favor of any proposal, the persons named in the proxy card will vote on such matter in their own discretion.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a duly executed proxy bearing a later date, or (iii) attending and voting during the Special Meeting.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, you must follow the specific instructions provided to you by your broker, trustee, or other nominee to change or revoke any instructions you already have provided to your broker, trustee, or other nominee. Attendance at the Special Meeting, in and of itself, will not constitute a revocation of a proxy.

Costs of Proxy Solicitation

We will bear the expense of electronically hosting, printing and mailing proxy materials and soliciting the proxies we are seeking. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers, employees and agents, including, but not limited to, our proxy solicitor, Alliance Advisors, LLC ("Alliance Advisors"), in person, by telephone, or via electronic or facsimile transmission. We have retained Alliance Advisors to assist in the solicitation of proxies on behalf of the Board for an estimated fee of $15,000 plus call center costs and reimbursement of reasonable expenses. Our directors, officers and other employees will receive no additional compensation for any such solicitations. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of such shares, and we will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners. Your cooperation in voting promptly will help to avoid additional expense. IF YOU NEED ASSISTANCE WITH THE VOTING OF YOUR SHARES, YOU MAY CONTACT ALLIANCE ADVISORS TOLL-FREE AT (833) 501-4709.

List of Stockholders

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting, by sending a written request to our Corporate Secretary at Streamline Health Solutions, Inc., 2400 Old Milton Pkwy, Box 1353, Alpharetta, GA 30009.

PROPOSAL 1 – REVERSE STOCK SPLIT PROPOSAL

On July 30, 2024, our Board unanimously approved, and recommended that our stockholders approve, an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split of our common stock at a ratio of any whole number between 1-for-5 and 1-for-15, including any shares held by the Company as treasury shares, at any time prior to October 4, 2024, with the exact ratio within such range to be determined by our Board at its discretion without further approval or authorization of our stockholders. If approved by our stockholders, and deemed necessary by the Board, the Reverse Stock Split will be effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation, or at such other date and time as may be specified in such certificate, in substantially the form attached to this Proxy Statement as Exhibit A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with the timing of such filing to occur, if at all, at the sole discretion of the Board.

If the Reverse Stock Split is approved by our stockholders, the Board will have the authority, in its sole discretion, without further action by our stockholders, to effect the Reverse Stock Split. Even if our stockholders approve the Reverse Stock Split, the Board reserves the right to abandon the Reverse Stock Split if the Board, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company or our stockholders.

Upon implementation of the Reverse Stock Split, up to 15 shares of outstanding common stock will be automatically converted into one share of common stock.

The Reverse Stock Split will be realized simultaneously for all outstanding shares of common stock. The Reverse Stock Split will affect all holders of common stock uniformly, and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value or the number of authorized shares of our common stock or preferred stock, but it will reduce the number of outstanding shares of common stock. The Reverse Stock Split will also affect outstanding equity awards and warrants, as described in “Principal Effects of the Reverse Stock Split” below.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval primarily to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We also believe effecting the Reverse Stock Split (i) will result in a greater number of shares of common stock available for issuance by us; (ii) will help us leverage strategic opportunities that will benefit the Company and our stockholders; (iii) will align our outstanding shares and share price more closely with companies of our size and scope; and (iv) may have the effect of making our shares more attractive to institutional and individual investors by increasing the market price of our common stock. For our common stock to continue trading on The Nasdaq Capital Market, we must comply with various listing standards, including maintaining a minimum closing bid price of $1.00 per share. On the record date, the last reported sale price of our common stock on The Nasdaq Capital Market was $0.47 per share.

On October 24, 2023, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff” or “Nasdaq”) of The Nasdaq Stock Market indicating that the closing bid price of the Company’s common stock had been below the minimum bid price of $1.00 per share for the previous 30 consecutive business days, which is required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was initially provided 180 calendar days, or until April 22, 2024, to regain compliance with the Minimum Bid Price Requirement.

On April 23, 2024, the Company received a letter from the Staff informing the Company that, while the Company had not regained compliance with the Minimum Bid Price Requirement, the Staff had determined that the Company was eligible for an additional 180 calendar day period, or until October 21, 2024 (the “Second Compliance Period”), to regain compliance. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company can regain compliance if the closing bid price of our common stock is at least $1.00 for a minimum of 10 consecutive business days at any time during the Second Compliance Period. We believe the Reverse Stock Split is our best means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with Nasdaq requirements.

We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our common stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

Common Stock

If the Reverse Stock Split is effected, the total number of issued and outstanding shares of our common stock, including any shares held by the Company as treasury shares, will be reduced by a ratio of between 1-for-5 and 1-for-15 (such ratio, the “Reverse Split Ratio”). Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, as explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of our common stock and the Reverse Split Ratio will be the same for all issued and outstanding shares of our common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “STRM”; however, our common stock would be identified with a new CUSIP number following any Reverse Stock Split.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split, without a reduction in the number of shares authorized for issuance, would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our common stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Options and Warrants

With respect to our outstanding options and warrants, when the Reverse Stock Split becomes effective, the number of shares of common stock covered by such rights will be reduced based on the Reverse Split Ratio, and, if applicable, the exercise or conversion price per share will be proportionately increased based on the Reverse Split Ratio, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split. The number of shares of common stock issuable upon exercise or conversion of outstanding options and warrants will be rounded down to the nearest whole share and the exercise prices will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding. In addition, the number of shares of common stock reserved under the Streamline Health Solutions, Inc. 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”) and the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan, as amended (the “2021 Plan”) will automatically be proportionately adjusted for the Reverse Split Ratio, such that fewer shares will be subject to such plans.

The following table contains approximate information, based on share information as of the Record Date relating to our outstanding common stock based on the minimum and maximum Reverse Split Ratio of 1-for-5 and 1-for-15, respectively, which is the ratio range that our stockholders are being asked to approve. The following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options and warrants and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on securities outstanding as of the Record Date:

		After Reverse Stock Split(1)
	Before Reverse Stock Split	If Minimum 1:5 Ratio is Selected	If Maximum 1:15 Ratio is Selected
Authorized Common Stock	85,000,000	85,000,000	85,000,000
Common Stock Issued and Outstanding, as of the Record Date	63,324,103	12,664,821	4,221,607
Common Stock Reserved for Issuance(2)	3,621,499	724,300	241,434
Common Stock Available for Issuance	18,054,398	71,610,879	80,536,959
Weighted-Average Exercise Price of Options	$1.65	$8.26	$24.78
Weighted-Average Exercise Price of Warrants	$0.38	$1.92	$5.76

(1) Does not take into account that fractional shares resulting from the Reverse Stock Split will not be issued and instead, stockholders will receive an amount equal to the fair market value of such fractional shares at the time of the Reverse Stock Split.

(2) Includes shares of common stock reserved for issuance upon the exercise of currently exercisable warrants and options.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the time of effectiveness of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the common stock as reported on The Nasdaq Capital Market as of the effective date of the Reverse Stock Split.

Unclaimed Distributions

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Impact on Number of Authorized Shares Available for Issuance

The Reverse Stock Split will have no effect on our authorized capital stock, and the total number of authorized shares will remain at 90,000,000 shares, consisting of 85,000,000 shares of common stock and 5,000,000 shares of preferred stock.

Effect on Par Value

The Reverse Stock Split will have no effect on the par value of our common stock or our preferred stock, which will remain at $0.01 per share.

Risks Associated with the Reverse Stock Split

Although the principal purpose of the Reverse Stock Split would be to help increase the market price of our common stock, there can be no assurance that the Reverse Stock Split will result in any particular price for our common stock. Additionally, the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

●

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the Minimum Bid Price Requirement of The Nasdaq Capital Market. However, the Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per post-Reverse Stock Split share of our common stock may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of common stock being delisted from The Nasdaq Capital Market.

●

Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of the Reverse Stock Split, and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

●

A Reverse Stock Split may result in some stockholder owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●	There can be no assurance that the market price of our common stock will not decrease in the future.

Potential Consequences if the Reverse Stock Split is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to satisfy the Minimum Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose the Company to delisting by Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split Ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split Ratio to be selected by our Board will not be more than 1-for-15.

The selection of the specific Reverse Stock Split Ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	the per share price of our common stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our common stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split is in the best interests of our Company and our stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “Determination of the Reverse Stock Split Ratio” above. We expect the primary focus of the Board in determining whether or not to file the Certificate of Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

The Board reserves the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing the Certificate of Amendment with the Secretary of the State of Delaware, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to delay, not proceed with, or abandon, the Reverse Stock Split and the Certificate of Amendment if the Board should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, the Reverse Stock Split will become effective upon the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Certificate of Amendment. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and our stockholders. However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when to file the Certificate of Amendment to effect the Reverse Stock Split; provided, however, the implementation of such amendment shall be before October 4, 2024.

Except as described above under the section titled “Fractional Shares,” if the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate which, immediately prior to the time of effectiveness represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Non-Registered Stockholders

Non-registered stockholders holding our common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Book-Entry Shares

Upon completion of the Reverse Stock Split, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our common stock owned in book-entry form.

Exchange of Stock Certificates

As soon as practicable after the implementation of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effectuated. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. The stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately following the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Certain Material United States Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. This summary does not address backup withholding and information reporting and does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code and is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the time of effectiveness of the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Vote Required

Pursuant to our Certificate of Incorporation, the affirmative vote of the holders of 66-2/3 percent of the outstanding shares of our common stock entitled to vote on the Reverse Stock Split Proposal, either in person or by proxy, is required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes, if any, will count as votes “AGAINST” the Reverse Stock Split Proposal.

Recommendation of the Board

Our Board unanimously recommends that stockholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 2 – ADJOURNMENT PROPOSAL

If at the Special Meeting, we do not receive sufficient votes to approve the Reverse Stock Split Proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of Reverse Stock Split Proposal.

We are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal, including the solicitation of proxies from stockholders that have previously voted against the Reverse Stock Split Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Reverse Stock Split Proposal have been received, we could adjourn, postpone or continue the Special Meeting without a vote on the Reverse Stock Split Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Reverse Stock Split Proposal.

Vote Required

The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal. Abstentions will be the equivalent of votes “AGAINST” the Adjournment Proposal and broker non-votes, if any, will not have an effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 9, 2024, by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director and each nominee for director; (iii) each named executive officer; and (iv) all directors and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Options, warrants or other rights to purchase that are currently exercisable or are exercisable within 60 days of August 9, 2024 (including shares subject to restrictions that lapse within 60 days of August 9, 2024) are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or other rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. The percentages are based on 63,324,103 shares of common stock outstanding as of August 9, 2024. None of our directors or named executive officers beneficially owns any shares of our preferred stock.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Owned
Five Percent Stockholders
Tamarack Advisers, LP(1)	6,213,233	9.74%
Harbert Discovery Fund, LP(2)	5,074,212	8.01%
GCI Partners Opportunity Fund LP(3)	3,917,082	6.19%
Wyche T. “Tee” Green, III(4)	3,388,131	5.28%

Directors and Named Executive Officers
Justin J. Ferayorni(1)	6,213,233	9.74%
Kenan H. Lucas(2)	5,074,212	8.01%
Wyche T. “Tee” Green, III(4)	3,388,131	5.28%
Jonathan R. Phillips(5)	1,561,543	2.46%
Matthew W. Etheridge(6)	1,384,211	2.15%
Judith E. Starkey(7)	1,137,311	1.80%
Benjamin L. Stilwill(8)	605,328	*
Wendy L. Lovvorn(9)	488,744	*
Bryant J. Reeves, III(10)	227,685	*
All current directors and executive officers as a group (9 persons)(11)	20,080,398	30.59%

* Amount represents less than 1.0%.

(1)	Based on the Schedule 13D filed with the SEC on July 17, 2024, Tamarack Advisers, LP (“Tamarack Advisers”) is deemed the beneficial owner of such shares pursuant to separate arrangements whereby it acts as investment adviser to Tamarack Global Healthcare Fund, L.P. (“Fund 1”) and Tamarack Global Healthcare Fund QP, LP (“Fund 2”). Each entity for which Tamarack Advisers acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Tamarack Capital GP, LLC (“Tamarack Capital”) is deemed to be the beneficial owner of such shares because of its position of general partner and majority owner of Tamarack Advisers. Tamarack Capital Management, LLC (“Tamarack GP”) is deemed to be the beneficial owner of such shares because of its position as general partner to some of the private funds which together own the securities. Justin J. Ferayorni is deemed to be the beneficial owner of such shares as the managing member of Tamarack Capital. Mr. Ferayorni also directly, or through family members, beneficially owns 833,633 shares of common stock which includes 250,000 shares of restricted stock over which Mr. Ferayorni has sole voting but no investment power. The reported securities represent 4,244,334 shares held directly by Fund 1 and 686,548 shares held directly by Fund 2. The address of Tamarack Advisers, Tamarack Capital, Tamarack GP and Mr. Ferayorni is 300 Carlsbad Village Drive, Suite 108A-228, Carlsbad, CA 92008. Includes 448,718 shares issuable pursuant to exercisable warrants held by The Ferayorni Family Trust. Mr. Ferayorni may be deemed to be the beneficial owner of shares held by The Ferayorni Family Trust as co-trustee of The Ferayorni Family Trust.
(2)

Based on the Statement of Changes in Beneficial Ownership filed with the SEC on July 22, 2024, Harbert Discovery Fund, LP (“Fund”) is deemed to have shared voting and dispositive power over 5,074,212 shares of common stock which it purchases, holds and/or sells for investment purposes. As further described below, each of Harbert Discovery Fund GP, LLC (“Fund GP”), Harbert Fund Advisors, Inc. (“HFA”), Harbert Management Corporation (“HMC”), Jack Bryant, Kenan Lucas and Raymond Harbert exercises shared voting and dispositive power over the funds for the purchase of the shares of common stock purchased by the Fund, and by virtue of such status, may be deemed to be the beneficial owner of such shares. Jack Bryant is a Senior Advisor to the Fund and a Vice President and Senior Managing Director of HMC. Kenan Lucas is a Managing Director and Portfolio Manager of the Fund GP, which serves as general partner of the Fund. Raymond Harbert is the controlling stockholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Fund with certain operational and administrative services. The address of the Fund, the Fund GP, HFA, HMC, Mr. Bryant, Mr. Lucas, and Mr. Harbert is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203. Includes 250,000 shares of restricted stock over which the holder has sole voting but no investment power.

(3)

Based on the Schedule 13G filed with the SEC on September 27, 2023, GCI Partners Opportunity Fund LP (“GCI Partners”) is deemed to have shared voting and dispositive power over 3,917,082 shares of common stock which it purchases, holds and sells for investment purposes. Niraj A. Gupta exercises shared voting and dispositive power over the funds for the purchase of the shares of common stock purchased by GCI Partners, and by virtue of such status, may be deemed to be the beneficial owner of such shares. The address of each of GCI Partners and Niraj A. Gupta is 1350 Avenue of the Americas, 3rd Floor, New York, NY 10019.

(4)	Includes (i) 2,490,695 shares of common stock, (ii) 717,500 shares of restricted stock over which the holder has sole voting but no investment power, and (iii) 897,436 shares of common stock issuable pursuant to exercisable warrants held by 121G, LLC of which Mr. Green is the managing member and, as a result, has sole voting and dispositive power with respect to such shares.
(5)	Includes (i) 250,000 shares of restricted stock over which the holder has sole voting but no investment power and (ii) 72,500 shares of common stock held by Mr. Phillip’s wife or in her trust
(6)	Includes (i) 200,000 shares of restricted stock over which the holder has sole voting but no investment power and (ii) 921,053 shares of common stock issuable pursuant to exercisable warrants.
(7)	Includes 250,000 shares of restricted stock over which the holder has sole voting but no investment power.
(8)	Includes (i) 384,900 shares of restricted stock over which the holder has sole voting but no investment power and (ii) 52 shares of common stock held by Mr. Stilwill’s wife.
(9)	Includes 331,400 shares of restricted stock over which the holder has sole voting but no investment power.
(10)	Includes 218,450 shares of restricted stock over which the holder has sole voting but no investment power.
(11)	Includes (i) stock options that are currently exercisable or exercisable within 60 days of August 9, 2024, to purchase 10,000 shares of common stock, (ii) 2,312,079 shares of common stock issuable pursuant to warrants currently exercisable or exercisable within 60 days of August 9, 2024, and (iii) 11,125,328 shares of common stock held indirectly.

OTHER BUSINESS

Our Board does not presently intend to bring any other business before the Special Meeting, and, so far as is known to the Board, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. We have not been informed by any of our stockholders of any intention to propose any other matter to be acted upon at the Special Meeting. The persons named in the accompanying proxy card are allowed to exercise their discretionary authority to vote upon any other business as may properly come before the Special Meeting. As to any such other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2025 Annual Meeting of Stockholders must be received by us not later than January 13, 2025, in accordance with Rule 14a-8 under the Exchange Act. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of the date of the 2024 Annual Meeting of Stockholders, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2025 Annual Meeting. Such proposals should be sent to the Corporate Secretary, Streamline Health Solutions, Inc., 2400 Old Milton Pkwy., Box 1353, Alpharetta, GA 30009. The inclusion of any proposal will be subject to applicable rules of the SEC, including Rule 14a-8 under the Exchange Act, and timely submission of a proposal does not guarantee its inclusion in our proxy statement.

Stockholders intending to present a proposal or to nominate a candidate for director for election at the 2025 Annual Meeting of Stockholders, but not to have the proposal or nomination considered for inclusion in the proxy materials for that meeting, must be eligible and give us advance written notice in accordance with our bylaws and Rule 14a-19 of the Exchange Act. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Stockholders only by or at the direction of our Board or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. To be timely under our bylaws as now in effect, the deadline for a stockholder to bring a proposal (other than a nomination for the election of directors) at the 2025 Annual Meeting of Stockholders (but not for inclusion in our proxy materials for such meeting) must be delivered or mailed to our Corporate Secretary at our principal executive offices not less than 90 days prior to the first anniversary of the 2024 Annual Meeting of Stockholders. However, in the event that the date of the 2025 Annual Meeting of Stockholders is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received no later than the later of 90 days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was made. Assuming that the date of the 2025 Annual Meeting of Stockholders is not advanced or delayed in the manner described above, the required notice for the 2025 Annual Meeting of Stockholders would need to be provided to us no later than by March 15, 2025. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements.

In accordance with our bylaws, the deadline for stockholders to provide written notice of intent to make nominations for the election of directors at the 2025 Annual Meeting of Stockholders (but not for inclusion in the proxy materials relating to such meeting) will be no later than 90 days prior to the first anniversary of the 2024 Annual Meeting of Stockholders. However, in the event that the date of the 2025 Annual Meeting of Stockholders is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received no later than the later of 90 days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was made.

In addition to satisfying the requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, including the minimum solicitation requirements. Because the advance notice provisions of our bylaws require earlier notice than what is required by Rule 14a-19, the deadline for stockholders to provide notice must be submitted in accordance with the deadlines set forth in the preceding paragraph.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

Streamline Health Solutions, Inc.

2400 Old Milton Pkwy, Box 1353

Alpharetta, GA 30009

Attention: Corporate Secretary

Phone: (888) 997-8732

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

* * * * *

ALL STOCKHOLDERS ARE URGED TO VOTE. SEE “GENERAL INFORMATION—VOTING METHODS” FOR MORE INFORMATION ON YOUR VOTING OPTIONS.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,

Wyche T. “Tee” Green, III
Chairman of the Board

Alpharetta, Georgia

August 19, 2024

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

STREAMLINE HEALTH SOLUTIONS, INC.

STREAMLINE HEALTH SOLUTIONS, INC., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: The Certificate of Incorporation, as filed with the Secretary of State of the Delaware on February 7, 1996, and subsequently amended on June 26, 2006, August 19, 2014, and May 24, 2021, is hereby amended by deleting the first paragraph of Article IV in its entirety and inserting the following in lieu thereof such that the first paragraph of Article IV shall read in its entirety as follows:

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Ninety Million (90,000,000) shares, consisting of: Eighty-Five Million (85,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”); and (ii) Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), which Preferred Stock shall have such designations, powers, preferences and rights as may be authorized by the Board of Directors from time to time. Effective at 5:01 p.m. Eastern Time, on [●], 2024 (the “Effective Time”), each [●] ([●]) shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued in connection with the Reverse Stock Split, and, in lieu thereof, the Corporation shall pay each stockholder of record at the time of effectiveness of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of our Common Stock as reported on The Nasdaq Capital Market on the date on which the Effective Time occurs. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the Reverse Stock Split.

SECOND: The foregoing amendment was duly adopted and approved in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation, as amended, to be executed and acknowledge by its duly appointed officer as of this [●] day of [●], 2024.

STREAMLINE HEALTH SOLUTIONS, INC.

By: _________________________

Name:

Title:

streamline HEALTH® VOTE

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Special Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears above. When shares are held as joint tenants, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

0419FB

The Special Meeting of Stockholders of Streamline Health Solutions, Inc. will be held on Thursday, September 19, 2024, at 10:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MDM6YWT

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Streamline Health Solutions, Inc.

The undersigned hereby appoints Benjamin L. Stilwill and Bryant J. Reeves, III as proxies, with full power of substitution, to vote as designated below all shares of the common stock of Streamline Health Solutions, Inc. that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Streamline Health Solutions, Inc. to be held on September 19, 2024 at 10:00 a.m., Eastern time, and at any adjournment thereof.

The undersigned acknowledges having received from Streamline Health Solutions, Inc. prior to the execution of this proxy, a Notice of Special Meeting and a proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.